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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  September 1, 1998



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of registrant as specified in its charter)



          Delaware                 1-11758                    36-3145972
(State or other jurisdiction     (Commission File          (I.R.S. Employer
    of incorporation or          Number)                 Identification Number)
        organization)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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ITEM 5.  OTHER EVENTS

  Attached and incorporated herein by reference as Exhibit 99.1 is a press release dated September 1, 1998, "Morgan Stanley Dean Witter Discloses Impact on Net Income"

ITEM 7(C).  EXHIBITS

99.1 Press release dated September 1, 1998, "Morgan Stanley Dean Witter Discloses Impact on Net Income"
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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MORGAN STANLEY DEAN WITTER & CO.
                                          --------------------------------

                                          Registrant



                                          /s/ Ronald T. Carman
                                          --------------------------------
                                          Ronald T. Carman
                                          Assistant Secretary



Date:  September 2, 1998
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                               Index to Exhibits


Exhibit No.               Description
-----------               -----------

99.1                      Press release dated September 1, 1998,
                          "Morgan Stanley Dean Witter Discloses
                          Impact on Net Income"